UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2018

Date of reporting period :	August 1, 2017 — July 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Tax-Free High Yield Fund

Annual report
7 | 31 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTHAX

Putnam
Tax-Free High Yield
Fund

Annual report
7 | 31 | 18

Consider these risks before investing: Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may also lead to periods of increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

September 5, 2018

Dear Fellow Shareholder:

During 2018, we have seen conditions for global financial markets become a bit more normal after an extended period of record advances coupled with low volatility. A downturn early in the year pushed stocks into a brief correction, while the subsequent market rally has experienced occasional setbacks. Both stocks and bonds have been somewhat more volatile, due in part to uncertainty surrounding trade policy and U.S. interest rates. Fortunately, navigating a change in market trends is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help reduce the impact of both by investing in higher-yielding, lower-rated municipal bonds that are exempt from federal and state income taxes.

Meticulous credit research

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Members of Putnam’s fixed-income organization have a range of skills to analyze the credit risk of below-investment-grade municipal bonds and help build a well-diversified portfolio.

2 Tax-Free High Yield Fund

Tax benefits can make municipal bond income more attractive

While the stated pretax yields on municipal bonds may be lower than those of taxable bonds, their taxable equivalent yields can be higher since the income most of these bonds pay is exempt from federal income tax.

Source: Putnam, as of 7/31/18. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, Annual U.S. Municipal Bond Defaults and Recoveries, 1970–2017 (July 2018). Most recent data available.

Tax-Free High Yield Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/18. See above and pages 9–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 Tax-Free High Yield Fund

Paul has a B.A. from Suffolk University. Paul has been in the investment industry since he joined Putnam in 1989.

Your fund is also managed by Garrett L. Hamilton, CFA.

Paul, how was the market for municipal bonds during the reporting period?

Volatility in the municipal bond market picked up in the fall of 2017, as investors absorbed the changing details of the proposed tax legislation. When the Tax Cuts and Jobs Act passed in December 2017 and eliminated tax-exempt advanced refundings, bond issuers rushed to issue new deals before the legislation took effect in 2018, resulting in heavier near-term municipal bond supply. As a result, total municipal bond new-issue volume for December 2017 was $62.5 billion — surpassing the previous record of $52.7 billion in December 1985, which was just before the last comprehensive tax overhaul took effect. However, the flood of new issuance was well received by investors, and the municipal bond market rallied as strong demand helped buoy prices.

Over the course of the 12-month reporting period, the Federal Reserve announced three interest-rate hikes, in December 2017 and in March and June 2018. At the end of the period, the federal funds rate stood at a target range of 1.75% to 2.00%. Rising U.S. Treasury rates weighed on municipal bond prices, but the asset class still delivered positive performance — outperforming the broader

Tax-Free High Yield Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 7/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/18. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Tax-Free High Yield Fund

fixed-income markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, which posted a negative result for the period. [Bond prices generally fall as rates rise.] We attribute the municipal bond market’s better relative performance to the positive technical tailwind provided by the new tax legislation. The new tax law reduced or eliminated a number of deductions, which has made the tax-exempt status of municipal bonds more attractive to retail buyers, especially in high-tax states. With the simultaneous elimination of tax-exempt advanced refundings under the law, new-issue supply has fallen — creating a positive technical backdrop for municipal bonds.

How did the fund perform during the reporting period?

For the 12 months ended July 31, 2018, the fund outperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, but underperformed the average return of its Lipper peer group, High Yield Municipal Debt Funds. This result was due to the fund’s higher credit quality versus its peer universe.

What was your investment strategy in this environment?

Given our outlook for interest rates to trend higher, the fund began the period with more of a barbell approach to structuring the portfolio — overweighting short-term bonds, underweighting intermediate-term bonds with maturities of 5 to 10 years, and overweighting bonds with maturities of 10 to 20 years. However, with the flattening of the yield curve that materialized as the period progressed, we began to see better relative value in bonds with maturities of 15 to 20 years. As such, the fund ended the period with a more bulleted portfolio structure and an average maturity of approximately 18 years.

Duration positioning, which affects the portfolio’s sensitivity to interest rates, was generally neutral relative to the benchmark index. However, towards the end of the period, we move the portfolio to a slightly defensive duration positioning given the potential for interest rates to trend higher. From a credit-quality standpoint, the fund held an overweight exposure to higher-quality bonds rated A and BBB. From a sector-positioning perspective, we placed greater focus on higher education, continuing-care retirement facilities, and essential service utility bonds relative to the fund’s Lipper group. This strategy was positive for performance results.

We maintained an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers. Puerto Rico’s current economic and financial situations remain extremely difficult, especially after the catastrophic damage inflicted by Hurricane Maria. That said, Puerto Rico bond prices have risen dramatically during 2018 as the market has priced in the potential of higher recoveries.

We continue to have a constructive outlook on credit fundamentals. Historically, municipal bonds have lower default rates and higher recoveries than do similar-rated corporate bonds. Technicals remain positive for the front end of the yield curve, and valuations are reasonable, in our view. That said, with the Fed actively hiking short-term interest rates, our duration positioning has been somewhat cautious.

What is your outlook for interest rates in the coming months?

Jerome Powell was sworn in as the new Federal Reserve Chair on February 5, 2018. Investors generally believe that Chairman Powell will implement the plan laid out by his predecessor, Janet Yellen, for gradual rate increases. At the Fed’s first meeting under Chairman Powell in March 2018, the central bank reiterated its plan for three interest-rate hikes this year but hinted

Tax-Free High Yield Fund 7

that it would be open to the possibility of a fourth hike if necessary to keep the U.S. economy from overheating. The Fed also revised its outlook to three rate hikes in 2019 instead of two.

In its June 2018 statement, the Fed upgraded its outlook for U.S. economic growth from “moderate” to “rising at a solid rate.” Noting that unemployment and inflation remained low, the central bank abandoned its pledge to keep rates low “for some time” and signaled that two more rate increases were likely this year to foster the expansion. At its July 2018 meeting, the Fed held rates steady but issued a statement that “economic growth has been rising at a strong rate” and that it was on track to raise rates in September and December.

We believe the U.S. economy will maintain its upward trajectory, supported by stronger consumer spending, and the labor market should continue tightening. We believe this path should allow the Fed to continue normalizing interest rates. In our view, this scenario will likely lead to short-term rates rising more than long-term rates. We expect the Fed will deliver two more rate hikes during the balance of 2018, and we anticipate that the Fed will continue reducing its balance sheet as planned.

Broadly speaking, the municipal bond market has continued to adjust to fluctuating supply and demand conditions created by the new tax law. We believe municipal bonds offer a high-quality, low-default investment option for investors seeking attractive tax-free income and diversification opportunities.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Tax-Free High Yield Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (9/20/93)
Before sales charge	6.00%	68.78%	5.37%	30.10%	5.40%	13.71%	4.38%	3.81%
After sales charge	5.87	62.03	4.94	24.90	4.55	9.16	2.96	–0.34
Class B (9/9/85)
Before CDSC	6.00	60.77	4.86	26.07	4.74	11.49	3.69	3.08
After CDSC	6.00	60.77	4.86	24.07	4.41	8.49	2.75	–1.91
Class C (2/1/99)
Before CDSC	5.74	56.54	4.58	25.12	4.58	11.08	3.57	3.00
After CDSC	5.74	56.54	4.58	25.12	4.58	11.08	3.57	2.00
Class M (12/29/94)
Before sales charge	5.75	64.44	5.10	28.37	5.12	12.79	4.09	3.53
After sales charge	5.65	59.09	4.75	24.20	4.43	9.13	2.95	0.16
Class R6 (5/22/18)
Net asset value	5.81	73.16	5.64	31.55	5.64	14.40	4.59	4.00
Class Y (1/2/08)
Net asset value	5.82	73.22	5.65	31.59	5.64	14.44	4.60	4.03

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Tax-Free High Yield Fund 9

Comparative index returns For periods ended 7/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays
Municipal Bond Index	6.39%	54.02%	4.41%	20.29%	3.76%	8.28%	2.69%	0.99%
Lipper High Yield Municipal
Debt Funds category	6.11	62.96	4.99	32.06	5.70	14.27	4.53	3.97
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/18, there were 171, 144, 121, 75, and 4 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $16,077 and $15,654, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,909. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $17,316 and $17,322, respectively.

10 Tax-Free High Yield Fund

Fund price and distribution information For the 12-month period ended 7/31/18

Distributions	Class A		Class B	Class C	Class M		Class R6	Class Y
Number	12		12	12	12		3	12
Income[1]	$0.488393		$0.410438	$0.391644	$0.454587		$0.095389	$0.517257
Capital gains[2]	—		—	—	—		—	—
Total	$0.488393		$0.410438	$0.391644	$0.454587		$0.095389	$0.517257
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
7/31/17	$12.51	$13.03	$12.54	$12.54	$12.51	$12.93	—	$12.56
5/22/18*	—	—	—	—	—	—	$12.46	—
7/31/18	12.49	13.01	12.51	12.52	12.49	12.91	12.54	12.54
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[3]	3.55%	3.41%	2.92%	2.77%	3.28%	3.17%	3.78%	3.77%
Taxable equivalent[4]	6.00	5.76	4.93	4.68	5.54	5.35	6.39	6.37
Current 30-day
SEC yield[5]	N/A	2.67	2.16	2.01	N/A	2.43	3.07	3.01
Taxable equivalent[4]	N/A	4.51	3.65	3.40	N/A	4.10	5.19	5.08

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R6 shares.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2018. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Tax-Free High Yield Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (9/20/93)
Before sales charge	6.01%	67.37%	5.29%	27.35%	4.95%	13.86%	4.42%	4.22%
After sales charge	5.87	60.67	4.86	22.25	4.10	9.31	3.01	0.06
Class B (9/9/85)
Before CDSC	6.01	59.17	4.76	23.40	4.30	11.74	3.77	3.49
After CDSC	6.01	59.17	4.76	21.40	3.95	8.74	2.83	–1.51
Class C (2/1/99)
Before CDSC	5.75	55.10	4.49	22.57	4.15	11.23	3.61	3.42
After CDSC	5.75	55.10	4.49	22.57	4.15	11.23	3.61	2.42
Class M (12/29/94)
Before sales charge	5.76	62.93	5.00	25.65	4.67	12.95	4.14	3.94
After sales charge	5.65	57.63	4.66	21.56	3.98	9.28	3.00	0.57
Class R6 (5/22/18)
Net asset value	5.82	71.72	5.56	28.88	5.20	14.65	4.66	4.41
Class Y (1/2/08)
Net asset value	5.82	71.78	5.56	28.92	5.21	14.69	4.67	4.45

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 7/31/17	0.83%	1.45%	1.60%	1.10%	0.57%†	0.60%
Annualized expense ratio for the
six-month period ended 7/31/18*	0.83%	1.45%	1.60%	1.10%	0.57%	0.60%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class, except for those that started up during the six-month period, are for the fund’s most recent fiscal half year. For a new class, the ratio is for the period from the inception date of the class to 7/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

12 Tax-Free High Yield Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 2/1/18 to 7/31/18. For a new class, the expenses shown are for the period from the inception date of the class to 7/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$4.15	$7.24	$7.99	$5.50	$1.12‡	$3.00
Ending value (after expenses)	$1,017.90	$1,013.90	$1,014.00	$1,016.50	$1,014.10	$1,019.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 7/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 2/1/18 to 7/31/18, they would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/18, use the following calculation method. To find the value of your investment on 2/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$4.16	$7.25	$8.00	$5.51	$2.86	$3.01
Ending value (after expenses)	$1,020.68	$1,017.60	$1,016.86	$1,019.34	$1,021.97	$1,021.82

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 7/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Tax-Free High Yield Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

14 Tax-Free High Yield Fund

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2018, Putnam employees had approximately $523,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Tax-Free High Yield Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Tax-Free High Yield Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

Tax-Free High Yield Fund 17

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least November 30, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis,

18 Tax-Free High Yield Fund

with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance

Tax-Free High Yield Fund 19

of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper High Yield Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 160, 138 and 112 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 Tax-Free High Yield Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Tax-Free High Yield Fund 21

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax-Free Income Trust and Shareholders of
Putnam Tax-Free High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Tax-Free High Yield Fund (one of the funds constituting Putnam Tax-Free Income Trust, referred to hereafter as the “Fund”) as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 5, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not determined the specific year we began serving as auditor.

22 Tax-Free High Yield Fund

The fund’s portfolio 7/31/18

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	NATL National Public Finance Guarantee Corp.
AGC Assured Guaranty Corp.	U.S. Govt. Coll. U.S. Government Collateralized
AGM Assured Guaranty Municipal Corporation	VRDN Variable Rate Demand Notes, which are floating-
AMBAC AMBAC Indemnity Corporation	rate securities with long-term maturities that carry
COP Certificates of Participation	coupons that reset and are payable upon demand
FRN Floating Rate Notes: the rate shown is the current	either daily, weekly or monthly. The rate shown is the
interest rate or yield at the close of the reporting period.	current interest rate at the close of the reporting
Rates may be subject to a cap or floor. For certain	period. Rates are set by remarketing agents and may
securities, the rate may represent a fixed rate currently	take into consideration market supply and demand,
in place at the close of the reporting period.	credit quality and the current SIFMA Municipal Swap
G.O. Bonds General Obligation Bonds	Index rate, which was 0.94% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (97.8%)*	Rating**	Principal amount	Value
Alabama (2.2%)
Black Belt Energy Gas Dist. Mandatory Put Bonds
(12/1/23), Ser. A, 4.00%, 12/1/48	A3	$1,200,000	$1,276,824
Cullman Cnty., Hlth. Care Auth. Rev. Bonds,
(Cullman Regl. Med. Ctr.), Ser. A, 7.00%, 2/1/36	Baa3	2,300,000	2,335,236
Jefferson Cnty., Swr. Rev. Bonds
Ser. D, 6.50%, 10/1/53	BBB–	3,000,000	3,517,080
zero %, 10/1/46	BBB–	8,800,000	7,565,360
Jefferson, Cnty. Rev. Bonds, (Warrants)
5.00%, 9/15/34	AA	3,700,000	4,189,177
5.00%, 9/15/33	AA	475,000	539,329
			19,423,006
Alaska (0.9%)
Northern Tobacco Securitization Corp. Rev. Bonds
Ser. A, 5.00%, 6/1/46	B3	6,500,000	6,537,765
(Tobacco Settlement), Ser. C, zero %, 6/1/46	B/P	20,860,000	1,970,853
			8,508,618
Arizona (2.6%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), Ser. G, 5.00%, 7/1/37	BB	1,500,000	1,555,635
Casa Grande, Indl. Dev. Auth. Rev. Bonds,
(Casa Grande Regl. Med. Ctr.)
Ser. A, 7.625%, 12/1/29 (escrow) F	D/P	5,575,000	16,664
7.25%, 12/1/19 (escrow) F	D/P	500,000	1,495
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds,
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	1,000,000	1,039,020
Maricopa Cnty., Poll. Control Rev. Bonds,
(El Paso Elec. Co.), Ser. A, 7.25%, 2/1/40	Baa1	2,000,000	2,051,580
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Choice Academies, Inc.), 5.375%, 9/1/32	BB+	1,000,000	1,040,940
(Great Hearts Academies), 5.00%, 7/1/44	BBB–	3,800,000	3,998,246
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.)
Ser. A, 5.00%, 7/1/46	BB	750,000	768,015
5.00%, 7/1/35	BB	1,500,000	1,549,485
Ser. A, 5.00%, 7/1/35	BB	1,750,000	1,807,733

Tax-Free High Yield Fund 23

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Phoenix, Indl. Dev. Auth. Student Hsg. Rev. Bonds,
(Downtown Phoenix Student Hsg., LLC-AZ State U.),
Ser. A, 5.00%, 7/1/37	Baa3	$750,000	$828,308
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	Baa1	1,525,000	1,828,750
5.00%, 12/1/37	Baa1	1,430,000	1,700,384
5.00%, 12/1/32	Baa1	1,500,000	1,751,790
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds,
(Yavapai Regl. Med.), 5.00%, 8/1/36	A3	800,000	866,248
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds,
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	1,600,000	1,622,912
Yavapai Cnty., Indl. Dev. Ed. Auth. 144A Rev. Bonds,
Ser. A, 5.00%, 9/1/34	BB+	500,000	506,690
			22,933,895
California (8.1%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.), 6.00%, 7/1/31	A–/F	1,295,000	1,418,142
CA Pub. Fin. Auth. Rev. Bonds, (Henry Mayo Newhall
Memorial Hosp.), 5.00%, 10/15/47	BBB–	2,000,000	2,140,020
CA School Fin. Auth. Rev. Bonds, (2023 Union, LLC),
Ser. A, 6.00%, 7/1/33	BBB	1,000,000	1,111,450
CA State Muni Fin. Auth. Solid Waste Mandatory Put
Bonds (10/1/18) , (Republic Svcs., Inc.), 1.65%, 9/1/21	A–2	500,000	500,055
CA State Muni. Fin. Auth Mobile Home Park
Rev. Bonds, (Caritas Affordable Hsg., Inc.),
5.25%, 8/15/39	BBB+	800,000	876,480
CA State Muni. Fin. Auth. Charter School Rev. Bonds,
(Partnerships Uplift Cmnty.), Ser. A
5.25%, 8/1/42	BB	850,000	868,717
5.00%, 8/1/32	BB	665,000	678,500
CA State Poll. Control Fin. Auth. Rev. Bonds
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	2,500,000	2,651,000
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,700,000	1,829,540
CA State Poll. Control Fin. Auth. Solid Waste Disp.
144A Mandatory Put Bonds (11/1/18),
(Republic Svcs., Inc.), Ser. A, 1.85%, 8/1/23	A–2	7,350,000	7,350,000
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/47	BB/P	500,000	540,165
(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/42	BB/P	1,750,000	1,894,778
(Terraces at San Joaquin Gardens), Ser. A,
5.625%, 10/1/32	BB/P	1,105,000	1,185,002
(U. CA Irvine E. Campus Apts. Phase 1),
5.375%, 5/15/38	Baa1	1,500,000	1,594,470
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	850,000	901,893
(American Baptist Homes of the West),
5.00%, 10/1/43	BBB+/F	1,000,000	1,057,210
CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds,
(American Baptist Homes West), 6.25%, 10/1/39	BBB+/F	2,500,000	2,608,850

24 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
California cont.
Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-1, 5.125%, 6/1/47	B+	$7,390,000	$7,417,786
(Tobacco Settlement), Ser. A-1, 5.00%, 6/1/47	BB/P	6,000,000	6,165,720
Ser. A-1, 5.00%, 6/1/26	BBB+	1,400,000	1,609,860
La Verne, COP, (Brethren Hillcrest Homes),
5.00%, 5/15/36	BBB–/F	775,000	813,347
Long Beach, Bond Fin. Auth. Rev. Bonds,
(Natural Gas Purchase), Ser. A, 5.50%, 11/15/37	A3	2,000,000	2,577,180
M-S-R Energy Auth. Rev. Bonds
Ser. A, 6.50%, 11/1/39	BBB+	3,250,000	4,598,653
Ser. B, 6.50%, 11/1/39	BBB+	2,000,000	2,829,940
Oakley, Pub. Fin. Auth. Special Assmt. Bonds,
5.00%, 9/2/31	A+	1,645,000	1,805,684
Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds, (Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/37	BBB–/P	1,000,000	1,073,470
Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5.75%, 6/1/44	BBB–	750,000	829,275
San Bernardino, Cmnty. College Dist. G.O. Bonds,
(Election of 2008), Ser. B, zero %, 8/1/44	Aa2	10,000,000	3,404,000
San Francisco City & Cnty. Redev. Agcy. Cmnty. Fac.
Dist. Special Tax Bonds, (No. 6 Mission Bay South),
Ser. A, 5.15%, 8/1/35	BBB/P	1,000,000	1,001,570
San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds, (No. 6 Mission Bay
Pub. Impts.), Ser. C, zero %, 8/1/43	BBB/P	8,000,000	2,037,200
Santaluz, Cmnty. Fac. Dist. No. 2 Special Tax Bonds,
(Impt. Area No. 1), Ser. A
5.00%, 9/1/29 (Prerefunded 9/1/21)	A–	980,000	1,057,636
5.00%, 9/1/28 (Prerefunded 9/1/21)	A–	985,000	1,063,337
Southern CA Pub. Pwr. Auth. Rev. Bonds, (Natural
Gas), Ser. A, 5.25%, 11/1/21	A3	1,500,000	1,643,550
Sunnyvale, Special Tax Bonds, (Cmnty. Fac. Dist. No.
1), 7.75%, 8/1/32	B+/P	3,780,000	3,790,168
			72,924,648
Colorado (4.0%)
Central Platte Valley, Metro. Dist. G.O. Bonds,
5.00%, 12/1/43	BB+	850,000	902,131
CO Pub. Hwy. Auth. Rev. Bonds
(E-470), zero %, 9/1/41	A	1,000,000	407,270
Ser. A, NATL, zero %, 9/1/28	A	5,000,000	3,559,350
CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmnty.), 6.375%, 1/1/41	BB/P	810,000	871,050
(Total Longterm Care National), Ser. A, 6.25%,
11/15/40 (Prerefunded 11/15/20)	AAA/P	800,000	879,360
(Christian Living Cmntys.), 5.25%, 1/1/37	BB/P	750,000	774,773
(Christian Living Cmntys.), 5.125%, 1/1/30	BB/P	1,415,000	1,465,742
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.00%, 12/1/33	Baa2	3,250,000	3,438,728

Tax-Free High Yield Fund 25

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Colorado cont.
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Frasier Meadows Retirement Cmnty.), Ser. A,
5.25%, 5/15/47	BB+/F	$250,000	$271,593
(Frasier Meadows Retirement Cmnty.), Ser. A,
5.25%, 5/15/37	BB+/F	1,500,000	1,641,150
(Frasier Meadows Retirement Cmnty.), Ser. B,
5.00%, 5/15/48	BB+/F	500,000	520,230
(Frasier Meadows Retirement Cmnty.), Ser. B,
5.00%, 5/15/39	BB+/F	2,000,000	2,087,980
(Christian Living Neighborhood), 5.00%, 1/1/31	BB/P	2,000,000	2,119,260
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A	12,000,000	6,581,880
Eaton, Area Park & Recreation Dist. G.O. Bonds,
5.25%, 12/1/34	BB/P	330,000	347,711
High Plains Co. Metro. Dist. G.O. Bonds, NATL,
4.00%, 12/1/47	Baa2	2,500,000	2,503,750
Plaza, Tax Alloc. Bonds, (Metro. Dist. No. 1),
5.00%, 12/1/40	BB–/P	3,000,000	3,097,560
Pub. Auth. for CO Energy Rev. Bonds,
(Natural Gas Purchase), 6.50%, 11/15/38	A3	2,000,000	2,758,740
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1
5.00%, 12/1/47	Ba1	1,000,000	1,065,950
5.00%, 12/1/37	Ba1	500,000	537,785
			35,831,993
Connecticut (0.6%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Masonicare Issue), Ser. F, 5.00%, 7/1/33	BBB+/F	1,500,000	1,623,045
CT State Hlth. & Edl. Fac. Auth. 144A Rev.
Bonds, (Church Home of Hartford, Inc.), Ser. A,
5.00%, 9/1/46	BB/F	1,000,000	1,043,160
Harbor Point Infrastructure Impt. Dist. 144A Tax
Alloc. Bonds, (Harbor Point Ltd.), 5.00%, 4/1/39	BB/P	2,500,000	2,668,125
			5,334,330
Delaware (1.4%)
DE State Econ. Dev. Auth. Rev. Bonds
(Indian River Pwr.), 5.375%, 10/1/45	Baa3	3,000,000	3,128,850
(ASPIRA Charter School), Ser. A, 5.00%, 6/1/46	BB+	1,000,000	1,003,790
DE State Hlth. Fac. Auth. Rev. Bonds, (Bayhealth
Med. Ctr.), Ser. A
4.00%, 7/1/40	AA–	1,250,000	1,295,538
4.00%, 7/1/35	AA–	300,000	315,387
4.00%, 7/1/33	AA–	975,000	1,031,180
DE State Hlth. Fac. Auth. VRDN, (Christiana Care),
Ser. A, 1.54%, 10/1/38	VMIG1	6,000,000	6,000,000
			12,774,745
District of Columbia (1.3%)
DC Rev. Bonds
(Howard U.), Ser. A, 6.50%, 10/1/41	BBB	3,945,000	4,208,053
(Ingleside at Rock Creek), Ser. A, 5.00%, 7/1/52	BB–/P	2,195,000	2,292,809
(Kipp DC), Ser. B, 5.00%, 7/1/37	BBB+	3,315,000	3,668,744

26 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
District of Columbia cont.
DC, Rev. Bonds, (Methodist Home of The DC (The)),
Ser. A, 5.25%, 1/1/39	BB–/P	$765,000	$747,176
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev.
Bonds, Ser. B, zero %, 10/1/40	Baa1	995,000	395,174
			11,311,956
Florida (4.4%)
Cap. Trust Agcy. Senior Living Rev. Bonds,
(H-Bay Ministries, Inc.-Superior Residencies)
Ser. B, 5.00%, 7/1/53	BBB	750,000	760,245
Ser. A-1, 5.00%, 7/1/48	A–	1,000,000	1,070,030
Cap. Trust Agcy. Senior Living 144A Rev. Bonds,
(H-Bay Ministries, Inc.-Superior Residencies), Ser. C,
7.50%, 7/1/53	B–/P	750,000	717,900
Celebration Pointe Cmnty. Dev. Dist. No. 1 144A
Special Assessment Bonds, (Alachua Cnty.),
5.00%, 5/1/48	B/P	500,000	521,185
Fishhawk, CCD IV Special Assmt. Bonds,
7.25%, 5/1/43	B/P	565,000	595,454
Greater Orlando Aviation Auth. Rev. Bonds,
(JetBlue Airways Corp.), 5.00%, 11/15/36	B/P	1,000,000	1,053,350
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	3,850,000	4,256,252
Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev.
Bonds, (Gerdau Ameristeel US, Inc.), 5.30%, 5/1/37	BBB–	2,350,000	2,350,917
Lakeland, Retirement Cmnty. 144A Rev. Bonds,
(1st Mtge. — Carpenters), 6.375%, 1/1/43	BBB–/F	1,820,000	1,839,237
Lakewood Ranch, Stewardship Dist. Special
Assessment Bonds, (Village of Lakewood Ranch
South), 5.00%, 5/1/36	B+/P	935,000	973,924
Lakewood Ranch, Stewardship Dist. Special Assmt.
Bonds, 4.875%, 5/1/35	BB–/P	985,000	1,002,779
Martin Cnty., Rev. Bonds, (Indiantown
Cogeneration), 4.20%, 12/15/25	Baa2	3,000,000	3,050,640
Miami-Dade Cnty., Indl. Dev. Auth. Rev. Bonds,
(Pinecrest Academy, Inc.), 5.00%, 9/15/34	BBB	2,195,000	2,288,792
Midtown Miami Cmnty. Dev. Dist. Special Assmt.
Bonds, (Garage), Ser. A, 5.00%, 5/1/29	BB–/P	750,000	792,720
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds,
(Republic Drive/Universal), 5.00%, 4/1/24	A–/F	2,000,000	2,170,300
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Acts Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A–/F	4,000,000	4,455,520
Sarasota Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Village on the Isle), Ser. A, 5.00%, 1/1/42	BBB–/F	1,000,000	1,073,030
Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac. Rev.
Bonds, (Village of Isle)
5.00%, 1/1/31	BBB–/F	935,000	1,018,589
5.00%, 1/1/30	BBB–/F	750,000	818,858
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	1,440,000	1,576,094
Town Ctr. at Palm Coast, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6.00%, 5/1/36	B–/P	1,500,000	1,502,100
Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds, (Cap. Impt.), 5.00%, 5/1/33	B+/P	945,000	957,266

Tax-Free High Yield Fund 27

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Florida cont.
Village Cmnty. Dev. Dist. No. 10 Special Assmt.
Bonds, 5.75%, 5/1/31	BB/P	$1,115,000	$1,264,756
Village Cmnty. Dev. Dist. No. 11 Special Assmt.
Bonds, 4.50%, 5/1/45	BB–/P	1,425,000	1,472,894
Village Cmnty. Dev. Dist. No. 12 144A Special
Assessment Bonds, 4.00%, 5/1/33	BB–/P	1,250,000	1,269,125
Village Cmnty. Dev. Dist. No. 8 Special Assmt. Bonds,
(Phase II), 6.125%, 5/1/39	BBB–/P	755,000	804,151
Village Cmnty. Dev. Dist. No. 9 Special Assmt. Bonds,
5.00%, 5/1/22	BBB–/P	325,000	338,829
			39,994,937
Georgia (1.8%)
Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds,
(Delta Airlines), Ser. A, 8.75%, 6/1/29	Baa3	2,000,000	2,216,860
Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds,
(Kennesaw State U. Real Estate Oblig. Group), Ser. C,
5.00%, 7/15/38	Baa2	1,250,000	1,322,863
GA State Private College & U. Auth. Rev. Bonds,
(Mercer U.), Ser. A, 5.00%, 10/1/32	Baa2	1,100,000	1,148,961
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy)
5.00%, 3/1/47	BBB–/F	1,365,000	1,429,919
5.00%, 3/1/37	BBB–/F	2,385,000	2,522,948
Main St. Natural Gas, Inc. Rev. Bonds, (GA Gas),
Ser. A, 5.50%, 9/15/21	A–	1,255,000	1,378,768
Marietta, Dev. Auth. 144A Rev. Bonds, (Life U. Fac.),
Ser. A, 5.00%, 11/1/37	Ba3	2,000,000	2,135,660
Muni. Election Auth. of GA Rev. Bonds,
(Plant Voltage Units 3 & 4), Ser. A, 5.50%, 7/1/60	A+	3,500,000	3,874,360
			16,030,339
Guam (0.1%)
Territory of GU, Dept. of Ed. COP, (John F. Kennedy
High School), Ser. A, 6.875%, 12/1/40	B+	500,000	517,300
			517,300
Hawaii (0.3%)
HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9.00%, 11/15/44
(Prerefunded 11/15/19)	B/P	1,350,000	1,476,428
(Kahala Nui), 5.125%, 11/15/32	A–/F	1,050,000	1,158,182
			2,634,610
Idaho (0.1%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke’s Hlth.
Sys. Oblig. Group), Ser. A, 5.00%, 3/1/37	A3	500,000	559,530
			559,530
Illinois (13.0%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	7,040,000	7,946,048
Ser. D-05, 5.50%, 1/1/37	BBB+	3,250,000	3,472,105
Ser. G-07, 5.50%, 1/1/35	BBB+	1,200,000	1,284,780
Ser. A, 5.25%, 1/1/33	BBB+	3,100,000	3,263,711
Ser. C, 5.00%, 1/1/38	BBB+	2,500,000	2,626,200

28 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Chicago, Special Assmt. Bonds, (Lake Shore East),
6.75%, 12/1/32	BB/P	$4,935,000	$4,962,340
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	B+	4,000,000	4,145,560
Ser. H, 5.00%, 12/1/36	B+	5,600,000	5,793,816
Chicago, Board of Ed. 144A G.O. Bonds, Ser. A,
7.00%, 12/1/46	B+	1,500,000	1,795,695
Chicago, Motor Fuel Tax Rev. Bonds
AGM, 5.00%, 1/1/30	AA	200,000	215,184
5.00%, 1/1/28	Ba1	1,000,000	1,052,690
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, U.S. Govt. Coll., 5.75%, 1/1/39
(Prerefunded 1/1/21)	AAA/P	4,200,000	4,590,096
(TrIPs Oblig. Group), 5.00%, 7/1/38	BBB	1,250,000	1,380,513
(TrIPs Oblig. Group), 5.00%, 7/1/33	BBB	500,000	559,245
Chicago, Waste Wtr. Transmission Rev. Bonds, Ser. C
5.00%, 1/1/39	A	2,850,000	3,063,095
5.00%, 1/1/34	A	1,950,000	2,109,705
5.00%, 1/1/33	A	1,000,000	1,084,280
Chicago, Wtr. Wks Rev. Bonds
5.00%, 11/1/42	A	650,000	688,662
5.00%, 11/1/39	A	1,075,000	1,154,109
5.00%, 11/1/30	A	1,400,000	1,565,186
5.00%, 11/1/28	A	1,500,000	1,694,280
Cook Cnty., G.O. Bonds, 5.00%, 11/15/34	AA–	1,000,000	1,113,120
Du Page Cnty., Special Svc. Area No. 31 Special Tax
Bonds, (Monarch Landing), 5.625%, 3/1/36	B/P	818,000	818,278
IL Fin. Auth. Rev. Bonds
(Silver Cross Hosp. & Med. Ctr.), 7.00%, 8/15/44
(Prerefunded 8/15/19)	AAA/P	5,250,000	5,541,218
(Navistar Intl. Recvy. Zone), 6.75%, 10/15/40	B+	1,155,000	1,222,221
(Roosevelt U.), 6.50%, 4/1/39	Ba3	2,000,000	2,067,020
IL State G.O. Bonds
Ser. A, 5.25%, 12/1/30	Baa3	5,000,000	5,433,700
5.00%, 11/1/41	Baa3	1,900,000	1,986,032
5.00%, 1/1/41	Baa3	1,000,000	1,041,420
5.00%, 2/1/39	Baa3	500,000	516,975
5.00%, 11/1/34	Baa3	2,250,000	2,372,625
Ser. A, 5.00%, 12/1/31	Baa3	7,200,000	7,663,320
Ser. C, 5.00%, 11/1/29	Baa3	3,000,000	3,213,030
5.00%, 2/1/29	Baa3	2,000,000	2,138,420
Ser. A, 5.00%, 12/1/28	Baa3	2,700,000	2,906,199
Ser. D, 5.00%, 11/1/28	Baa3	2,000,000	2,151,600
IL State Fin. Auth. Rev. Bonds
(Provena Hlth.), Ser. A, 7.75%, 8/15/34
(Prerefunded 8/15/19)	AAA/P	35,000	37,210
(Provena Hlth.), Ser. A, U.S. Govt. Coll., 7.75%,
8/15/34 (Prerefunded 8/15/19)	AAA/P	3,465,000	3,683,815
(Three Crowns Park), 5.25%, 2/15/47	BB–/P	1,000,000	1,047,600
(Plymouth Place), 5.25%, 5/15/45	BB+/F	850,000	892,441

Tax-Free High Yield Fund 29

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Illinois cont.
IL State Fin. Auth. Rev. Bonds
(Three Crowns Park), 5.25%, 2/15/37	BB–/P	$500,000	$529,235
(Rosalind Franklin U. of Medicine & Science),
Ser. A, 5.00%, 8/1/47	BBB+	850,000	919,037
(Rosalind Franklin U. of Medicine & Science),
Ser. A, 5.00%, 8/1/42	BBB+	500,000	542,980
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/34	A+	1,400,000	1,557,752
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/33	A+	200,000	223,164
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/30	A+	400,000	452,040
(Windy City Portfolio), Ser. A-1, 4.375%, 12/1/42	A–	1,500,000	1,465,845
(Riverside Hlth. Syst.), 4.00%, 11/15/32	A+	600,000	604,188
IL State Fin. Auth. Student Hsg. & Academic Fac.
Rev. Bonds, (U. of IL-CHF-Chicago, LLC), Ser. A,
5.00%, 2/15/47	Baa3	4,000,000	4,329,160
Metro. Pier & Exposition Auth. Rev.
Bonds, (McCormick Place Expansion),
Ser. B, stepped-coupon zero % (4.850%, 6/15/31),
12/15/42 ††	BB+	3,000,000	1,683,120
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	2,000,000	2,269,160
Railsplitter, Tobacco Settlement Auth. Rev. Bonds,
6.00%, 6/1/28 (Prerefunded 6/1/21)	AAA/P	2,150,000	2,397,422
			117,266,647
Indiana (0.7%)
IN State Fin. Auth. Econ. Dev. Mandatory Put Bonds
(9/4/18), (Republic Svcs., Inc.), Ser. A, 1.75%, 5/1/34	A–2	4,400,000	4,399,912
Valparaiso, Exempt Facs. Rev. Bonds, (Pratt Paper,
LLC), 6.75%, 1/1/34	B+/P	1,875,000	2,188,181
			6,588,093
Iowa (1.6%)
IA State Fin. Auth. Midwestern Disaster Rev. Bonds,
(IA Fertilizer Co., LLC)
5.50%, 12/1/22	B	1,500,000	1,512,435
5.25%, 12/1/25	B	2,250,000	2,405,970
Tobacco Settlement Auth. of IA Rev. Bonds, Ser. C,
5.375%, 6/1/38	B+	10,000,000	10,108,200
			14,026,605
Kansas (0.5%)
Lenexa, Hlth. Care Fac. Rev. Bonds, (LakeView
Village, Inc.), 7.25%, 5/15/39 (Prerefunded 5/15/19)	BB/P	1,500,000	1,567,590
Wichita, Hlth. Care Fac. Rev. Bonds, (Presbyterian
Manors), Ser. I, 5.00%, 5/15/38	BB–/P	1,000,000	1,050,480
Wyandotte, Cnty./Kansas City, Unified Govt. 144A
Rev. Bonds, (Legends Apt. Garage & West Lawn),
4.50%, 6/1/40	AA	1,500,000	1,520,745
			4,138,815

30 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Kentucky (1.0%)
KY Econ. Dev. Fin. Auth. Rev. Bonds, (Masonic Home
Indpt. Living), 5.00%, 5/15/36	BB/P	$2,000,000	$2,114,720
KY Pub. Trans. Infrastructure Auth. Rev. Bonds,
(1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	2,000,000	2,210,080
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Owensboro Hlth.), Ser. A, 5.25%, 6/1/41	Baa3	375,000	409,271
KY State Econ. Dev. Fin. Auth. Hlth. Care Rev. Bonds,
(Masonic Homes of KY), 5.375%, 11/15/42	BB–/P	1,400,000	1,462,706
Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds, (Norton Healthcare, Inc.), Ser. A,
5.00%, 10/1/30	A–	2,510,000	2,857,359
			9,054,136
Louisiana (0.2%)
LA State Pub. Fac. Solid Waste Disp. Auth. Rev.
Bonds, (LA Pellets, Inc.), Ser. A, 8.375%, 7/1/39
(In default) †	D/P	1,000,000	10
Pub. Fac. Auth. Dock & Wharf 144A Rev. Bonds,
(Impala Warehousing, LLC), 6.50%, 7/1/36	B+/P	1,000,000	1,107,200
St. Tammany, Public Trust Fin. Auth. Rev. Bonds,
(Christwood), 5.25%, 11/15/37	BB/P	765,000	816,324
			1,923,534
Maine (0.5%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
(ME Gen. Med. Ctr.), 7.50%, 7/1/32	Ba3	3,000,000	3,328,680
ME State Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (8/1/25), (Casella Waste Syst.),
5.125%, 8/1/35	B3	1,000,000	1,035,950
			4,364,630
Maryland (0.7%)
Frederick Cnty., Edl. Fac. 144A Rev. Bonds,
(Mount St. Mary’s U.), Ser. A, 5.00%, 9/1/37	BB+	500,000	536,165
Prince Georges Cnty., Rev. Bonds, (Collington
Episcopal Life Care Cmnty., Inc.), 5.25%, 4/1/37	BB/P	1,800,000	1,931,922
Westminster, Rev. Bonds
(Lutheran Village at Miller’s Grant, Inc. (The)),
Ser. A, 6.00%, 7/1/34	B–/P	750,000	804,593
(Carroll Lutheran Village, Inc.), 5.125%, 7/1/34	BB/P	3,000,000	3,210,300
			6,482,980
Massachusetts (1.7%)
MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8.00%, 4/15/39
(Prerefunded 10/15/19)	BBB	2,140,000	2,303,774
(Linden Ponds, Inc. Fac.), Ser. A-1, 6.25%, 11/15/46	B–/P	1,816,363	1,878,864
(Linden Ponds, Inc. Fac.), Ser. A-1, 6.25%, 11/15/31	B–/P	704,147	728,475
(Suffolk U.), Ser. A, 6.25%, 7/1/30	Baa2	505,000	521,433
(Loomis Cmntys.), Ser. A, 6.00%, 1/1/33	BBB	500,000	563,105
(Milford Regl. Med. Ctr. Oblig. Group), Ser. F,
5.75%, 7/15/43	BBB–	1,000,000	1,079,770
(Linden Ponds, Inc.), Ser. A-2 , 5.50%, 11/15/46	B–/P	158,021	158,059
(Suffolk U.), 5.125%, 7/1/40	Baa2	2,000,000	2,072,000
(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B–/P	1,186,016	244,260

Tax-Free High Yield Fund 31

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds, (Adventcare), Ser. A, 6.65%, 10/15/28	B/P	$2,150,000	$2,154,021
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Winchester Hosp.), 5.25%, 7/1/38	A–	3,050,000	3,226,900
			14,930,661
Michigan (2.2%)
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 7.50%, 7/1/39	Ba1	700,000	749,756
Ser. A, 5.25%, 7/1/39	Ba1	500,000	514,130
Great Lakes, Wtr. Auth. Swr. Rev. Bonds, (Brazos
Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	Baa1	1,750,000	1,933,855
MI State Fin. Auth. Rev. Bonds
(Beaumont Hlth. Credit Group), Ser. A,
5.00%, 11/1/44	A1	1,750,000	1,920,170
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	Baa1	1,000,000	1,093,300
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/34	Baa1	4,600,000	5,026,236
(Local Govt. Program Detroit Wtr. & Swr.), Ser. D4,
5.00%, 7/1/34	A3	1,900,000	2,079,683
(Local Govt. Loan Program), Ser. F1,
4.50%, 10/1/29	A	650,000	685,731
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds
(Lawrence Technological U.), 5.00%, 2/1/47	BB+	3,100,000	3,307,638
(Lawrence Technological U.), 5.00%, 2/1/37	BB+	1,080,000	1,163,603
(Kalamazoo College), 4.00%, 12/1/47	A1	1,610,000	1,616,698
			20,090,800
Minnesota (0.5%)
Baytown Twp., Lease Rev. Bonds, Ser. A,
4.00%, 8/1/36	BB+	400,000	385,068
Ham Lake, Charter School Lease Rev. Bonds
(DaVinci Academy of Arts & Science), Ser. A,
5.00%, 7/1/47	BB–/P	1,000,000	1,008,410
(Parnassus Preparatory School), Ser. A,
5.00%, 11/1/36	BB	1,500,000	1,549,005
Otsego, Charter School Lease Rev. Bonds,
(Kaleidoscope Charter School), Ser. A, 5.00%, 9/1/44	BB+	925,000	931,225
St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds, (Nova Classical Academy), Ser. A,
6.375%, 9/1/31	BBB–	500,000	548,670
			4,422,378
Mississippi (0.6%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN, (Chevron USA, Inc.)
Ser. E, 1.52%, 12/1/30	VMIG1	3,500,000	3,500,000
Ser. A, 1.45%, 12/1/30	VMIG1	1,720,000	1,720,000
			5,220,000

32 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Missouri (1.4%)
Cape Girardeau Cnty., Indl. Dev. Auth. Rev.
Bonds, (SoutheastHEALTH Oblig. Group), Ser. A,
5.00%, 3/1/36	Baa3	$3,310,000	$3,555,768
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Children’s Mercy Hosp. (The)), Ser. A, 4.00%, 5/15/42	A+	2,750,000	2,790,645
Saint Louis, Indl. Dev. Auth. Fin. Rev. Bonds,
(Ballpark Village Dev.), Ser. A, 4.75%, 11/15/47	BB–/P	1,625,000	1,673,133
St. Louis Cnty., Indl. Dev. Auth. Sr. Living Fac. Rev.
Bonds, (Friendship Village), 5.00%, 9/1/48	BBB+/F	1,750,000	1,891,785
St. Louis, Land Clearance Auth Annual
Appropriation Rev. Bonds, (Scottrade Ctr.), Ser. A,
5.00%, 4/1/48	A	2,745,000	2,971,353
			12,882,684
Nebraska (0.6%)
Central Plains, Energy Rev. Bonds, (NE Gas No. 3),
5.00%, 9/1/32 (Prerefunded 9/1/22)	A3	3,000,000	3,283,080
Lancaster Cnty., Hosp. Auth. Rev. Bonds,
(Immanuel Oblig. Group), 5.625%, 1/1/40	AA/F	1,825,000	1,914,644
			5,197,724
Nevada (0.4%)
Clark Cnty., Impt. Dist. No. 159 Special Assessment
Bonds, (Summerlin Village 16A), 5.00%, 8/1/35	B+/P	695,000	720,305
Las Vegas, Special Assmt. Bonds
5.00%, 6/1/30	B+/P	530,000	546,992
(Dist. No. 607 Local Impt.), 5.00%, 6/1/22	BBB–/P	380,000	405,874
Las Vegas, Impt. Dist. No. 812 Special Assessment
Bonds, (Summerlin Village 24), 5.00%, 12/1/35	B/P	750,000	766,568
NV State Dept. of Bus. & Indl. 144A Rev. Bonds,
(Somerset Academy of Las Vegas), Ser. A,
5.00%, 12/15/38	BB	1,000,000	1,031,010
			3,470,749
New Hampshire (0.7%)
NH State Bus. Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (10/1/19), (Casella Waste
Syst., Inc.), 4.00%, 4/1/29	B3	650,000	653,796
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Kendel at Hanover), 5.00%, 10/1/46	BBB+/F	625,000	668,131
(Catholic Med. Ctr.), 5.00%, 7/1/44	A–	1,000,000	1,093,940
(Elliot Hosp.), 5.00%, 10/1/38	Baa1	500,000	541,385
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	2,210,000	2,412,370
NH State Hlth. & Ed. Fac. Auth. 144A Rev. Bonds,
(Hillside Village), Ser. A
6.25%, 7/1/42	B–/P	250,000	268,523
6.125%, 7/1/37	B–/P	1,000,000	1,069,680
			6,707,825
New Jersey (7.6%)
Atlantic City, G.O. Bonds, (Tax Appeal), Ser. B, AGM
5.00%, 3/1/37	AA	500,000	552,820
5.00%, 3/1/32	AA	1,750,000	1,966,528
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds, (The Evergreens), 5.625%, 1/1/38	BB+/P	1,500,000	1,469,565

Tax-Free High Yield Fund 33

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
NJ State Econ. Dev. Auth. Rev. Bonds
(Paterson Charter School Science & Tech.), Ser. A,
6.10%, 7/1/44	BB–	$655,000	$659,932
(Cranes Mill), Ser. A, 6.00%, 7/1/38	BBB+/F	1,750,000	1,752,730
(Paterson Charter School Science & Tech.), Ser. A,
6.00%, 7/1/32	BB–	300,000	303,936
(Continental Airlines, Inc.), 5.50%, 6/1/33	BB	2,000,000	2,212,960
(NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB–	2,500,000	2,737,025
(Paterson Charter School), Ser. C, 5.30%, 7/1/44	BB–	2,250,000	2,049,593
(North Star Academy Charter School of
Newark, Inc.), 5.00%, 7/15/47	BBB–	500,000	536,910
Ser. DDD, 5.00%, 6/15/42	Baa1	1,500,000	1,621,485
(Provident Group-Montclair State U. Student Hsg.
& Properties), 5.00%, 6/1/37	AA	1,000,000	1,111,450
Ser. AAA, 5.00%, 6/15/36	Baa1	750,000	813,413
(North Star Academy Charter School of
Newark, Inc.), 5.00%, 7/15/32	BBB–	1,000,000	1,099,090
(Biomedical Research), Ser. A, 5.00%, 7/15/29	Baa1	600,000	663,312
Ser. B, 5.00%, 11/1/26	Baa1	6,000,000	6,753,960
NJ State Econ. Dev. Auth. Energy Fac. Rev. Bonds,
(UMM Energy Partners, LLC), Ser. A
5.00%, 6/15/37	Baa3	1,000,000	1,035,110
4.75%, 6/15/32	Baa3	170,000	175,692
NJ State Econ. Dev. Auth. Fac. Rev. Bonds,
(Continental Airlines, Inc.), 5.625%, 11/15/30	BB	1,000,000	1,132,700
NJ State Econ. Dev. Auth. Motor Vehicle Surcharge
Rev. Bonds, Ser. A, 5.00%, 7/1/33	BBB+	2,455,000	2,701,261
NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds,
(Port Newark Container Term., LLC), 5.00%, 10/1/37	Ba1	2,750,000	2,972,255
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Peter’s U. Hosp.), 6.25%, 7/1/35	Ba1	2,500,000	2,671,625
(St. Joseph’s Healthcare Syst. Oblig. Group),
5.00%, 7/1/41	Baa3	1,500,000	1,595,610
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Program), Ser. AA, 5.25%, 6/15/32	Baa1	1,000,000	1,099,580
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/30	A+	3,800,000	4,224,878
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/28	A+	2,000,000	2,241,240
South Jersey, Port Corp. Rev. Bonds, (Marine Term.)
Ser. S-1, 5.00%, 1/1/39	Baa1	1,100,000	1,188,979
Ser. B, 5.00%, 1/1/34	Baa1	2,000,000	2,198,360
Tobacco Settlement Fin. Corp. Rev. Bonds
Ser. A, 5.00%, 6/1/46	BBB+	10,000,000	11,010,700
Ser. B, 5.00%, 6/1/46	BBB	7,200,000	7,731,648
			68,284,347
New Mexico (0.2%)
Farmington, Poll. Control Rev. Bonds, (Public
Service Co. of San Juan, NM), Ser. D, 5.90%, 6/1/40	BBB+	2,000,000	2,124,920
			2,124,920

34 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
New York (3.6%)
Glen Cove, Local Econ. Assistance Corp. Rev. Bonds,
(Garvies Point Pub. Impt.), Ser. C,stepped-coupon
zero% (5.625%, 1/1/24), 1/1/55 ††	B/P	$600,000	$505,272
Metro. Trans. Auth. Rev. Bonds, (Green Bonds),
Ser. C-1, 4.00%, 11/15/32	A1	6,300,000	6,693,120
NY City, Indl. Dev. Agcy. Rev. Bonds,
(Yankee Stadium), AGC, 7.00%, 3/1/49	AA	1,000,000	1,030,880
NY City, Transitional Fin. Auth. Rev. Bonds, Ser. A-1,
4.00%, 8/1/41 ##	AAA	2,400,000	2,494,128
NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds,
Ser. S-4A, 5.00%, 7/15/33	Aa2	1,000,000	1,170,040
NY Counties, Tobacco Trust VI Rev. Bonds,
(Tobacco Settlement Pass Through), Ser. A-2B,
5.00%, 6/1/51	BBB	2,500,000	2,611,775
NY State Dorm. Auth. Non-State Supported Debt
144A Rev. Bonds, (Orange Regl. Med. Ctr.)
5.00%, 12/1/36	Baa3	1,100,000	1,214,686
5.00%, 12/1/35	Baa3	1,300,000	1,439,685
NY State Env. Fac. Corp. Solid Waste Disp. 144A
Mandatory Put Bonds (12/2/19), (Casella Waste
Syst., Inc.), 3.75%, 12/1/44	B3	1,500,000	1,504,200
NY State Liberty Dev. Corp. 144A Rev. Bonds
(World Trade Ctr.), Class 2, 5.375%, 11/15/40	BB–/P	1,250,000	1,376,763
(3 World Trade Ctr., LLC), Class 1-3,
5.00%, 11/15/44	BB–/P	4,250,000	4,491,188
Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds,
(St. Elizabeth Med.), Ser. A, 5.875%, 12/1/29	BB–/P	1,500,000	1,504,035
Port Auth. of NY & NJ Rev. Bonds, Ser. 207th,
5.00%, 9/15/30	Aa3	3,385,000	3,940,783
Port Auth. of NY & NJ Special Oblig. Rev. Bonds,
(John F. Kennedy Intl. Air Term), 6.00%, 12/1/42	Baa1	2,100,000	2,291,793
Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds,
(St. John’s Riverside Hosp.), Ser. A, 7.125%, 7/1/31	B–	460,000	460,304
			32,728,652
North Carolina (0.9%)
NC State Med. Care Comm. Hlth. Fac. Rev. Bonds,
(Presbyterian Homes), Ser. C, 5.00%, 10/1/31	A–/F	1,000,000	1,118,770
NC State Med. Care Comm. Retirement
Fac. Rev. Bonds
(Salemtowne), 5.25%, 10/1/37	BB/P	2,000,000	2,135,020
(Aldersgate United Methodist Retirement Cmnty.,
Inc.), Ser. A, 5.00%, 7/1/47	BB/P	750,000	801,105
(Aldersgate United Methodist Church),
5.00%, 7/1/45	BB/P	1,500,000	1,584,210
(Southminister, Inc.), 5.00%, 10/1/37	BB/P	1,625,000	1,740,651
(United Church Homes & Svcs. Oblig. Group),
Ser. A, 5.00%, 9/1/37	BB/P	1,000,000	1,060,670
			8,440,426

Tax-Free High Yield Fund 35

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Ohio (4.5%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-2, 6.50%, 6/1/47	B3	$10,485,000	$10,799,419
Ser. A-3, 6.25%, 6/1/37	B–	3,300,000	3,456,618
Ser. A-2, 6.00%, 6/1/42	B3	4,015,000	4,015,040
Ser. A-2, 5.875%, 6/1/47	B3	2,250,000	2,269,373
Ser. A-2, 5.75%, 6/1/34	B–	3,925,000	3,934,852
Ser. C, zero %, 6/1/52	CCC/P	20,000,000	908,800
Ser. B, zero %, 6/1/47	CCC+/P	15,000,000	1,275,000
Centerville, Hlth. Care Rev. Bonds,
(Graceworks Lutheran Svcs.), 5.25%, 11/1/47	BB+/P	2,000,000	2,110,760
Cleveland-Cuyahoga Cnty., Port Auth. Cultural
Fac. Rev. Bonds, (Playhouse Sq. Foundation),
5.25%, 12/1/38	BB+	1,065,000	1,167,240
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys.
Oblig. Group), Ser. A, 6.00%, 7/1/35	BBB/F	3,000,000	3,262,830
Lake Cnty., Hosp. Fac. Rev. Bonds, (Lake Hosp.
Syst., Inc.), Ser. C, 6.00%, 8/15/43	Baa1	250,000	250,880
OH State Air Quality Dev. Auth. Exempt Fac. 144A
Rev. Bonds, (Pratt Paper, LLC), 4.50%, 1/15/48	BB+/P	2,000,000	2,071,660
OH State Hosp. Rev. Bonds, (U. Hosp. Hlth. Syst.),
Ser. A, 5.00%, 1/15/41	A2	900,000	974,979
OH State Hosp. Fac. Rev. Bonds, (Cleveland Clinic
Hlth. Syst.), Ser. A, 4.00%, 1/1/34	Aa2	1,430,000	1,510,409
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB–/F	2,225,000	2,397,527
(Memorial Hlth. Syst. Oblig. Group),
5.50%, 12/1/43	BB–/F	235,000	251,274
			40,656,661
Oklahoma (0.4%)
OK Cnty., Fin. Auth. Rev. Bonds, (Epworth Village),
Ser. A, 5.00%, 4/1/33	BB–/P	820,000	764,945
OK State Dev. Fin. Auth. Hlth. Syst. Rev. Bonds,
(OU Medicine Oblig. Group), Ser. B, 5.00%, 8/15/38	Baa3	700,000	780,052
Tulsa, Muni. Arpt. Trust Rev. Bonds, (American
Airlines, Inc.), Ser. B, 5.50%, 12/1/35	B+/P	2,000,000	2,143,180
			3,688,177
Oregon (0.4%)
Multnomah Cnty., Hosp. Fac. Auth. Rev.
Bonds, (Mirabella at South Waterfront), Ser. A,
5.40%, 10/1/44	BB–/P	1,000,000	1,067,870
Warm Springs Reservation, Confederated Tribes
144A Rev. Bonds, (Pelton Round Butte Tribal), Ser. B,
6.375%, 11/1/33	A3	1,800,000	1,868,994
Yamhill Cnty., Hosp. Auth. Rev. Bonds, (Friendsview
Retirement Cmnty.), Ser. A, 5.00%, 11/15/46	BB/P	750,000	800,490
			3,737,354
Pennsylvania (4.2%)
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 5.75%, 10/15/40	Baa3	765,000	807,305
(Robert Morris U.-UPMC Events Ctr.),
5.00%, 10/15/47	Baa3	1,000,000	1,081,100

36 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
(Robert Morris U.-UPMC Events Ctr.),
5.00%, 10/15/37	Baa3	$1,000,000	$1,090,770
(Chatham U.), Ser. A, 5.00%, 9/1/35	BBB–	1,000,000	1,044,160
(Chatham U.), Ser. A, 5.00%, 9/1/30	BBB–	1,500,000	1,579,575
Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds,
(U.S. Steel Corp.), 5.75%, 8/1/42	B2	1,000,000	1,010,290
Allentown, Neighborhood Impt. Zone Dev. Auth.
144A Rev. Bonds, (City Ctr.), 5.00%, 5/1/33	Ba1	500,000	552,325
Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds,
(Immaculata U.), 5.00%, 11/1/41	BB/F	2,500,000	2,555,550
Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Collegium Charter School), Ser. A,
5.125%, 10/15/37	BB+	1,200,000	1,235,292
(Renaissance Academy Charter School),
5.00%, 10/1/34	BBB–	625,000	669,031
Cmnwlth. Fin. Auth. Rev. Bonds
(Tobacco Master Settlement Payment),
5.00%, 6/1/35	A1	1,500,000	1,676,445
(Tobacco Master Settlement Payment Bonds),
5.00%, 6/1/31	A1	1,000,000	1,135,390
East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds, (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/34	Baa3	800,000	850,832
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds,
(Scranton U.), 4.00%, 11/1/40	A–	1,230,000	1,235,609
Lancaster Cnty., Hosp. Auth. Rev. Bonds,
(Brethren Village), 5.125%, 7/1/37	BB+/F	700,000	766,227
Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev.
Bonds, (Arcadia U.), 5.25%, 4/1/30	BBB	1,530,000	1,582,632
Moon, Indl. Dev. Auth. Rev. Bonds, (Baptist Homes
Society Oblig. Group), 5.75%, 7/1/35	B+/P	2,000,000	2,131,160
Northeastern PA Hosp. & Ed. Auth. Rev. Bonds,
(Wilkes U.), Ser. A, 5.25%, 3/1/42	BBB	1,000,000	1,055,620
PA State Econ. Dev. Fin. Auth. Solid Waste Disp.
Mandatory Put Bonds (8/3/20), (Waste Mgt., Inc.),
Ser. A, 1.70%, 8/1/37	A–2	4,950,000	4,870,256
PA State Higher Edl. Fac. Auth. Rev. Bonds,
(Shippensburg U.), 6.25%, 10/1/43	Baa3	1,000,000	1,090,520
PA State Tpk. Comm. Rev. Bonds, Ser. 2nd,
5.00%, 12/1/36	A3	2,000,000	2,215,120
Philadelphia, Auth. for Indl. Dev. Rev. Bonds,
(Master Charter School), 6.00%, 8/1/35
(Prerefunded 8/1/20)	BBB–	2,175,000	2,356,547
Philadelphia, School Dist. G.O. Bonds, Ser. A
5.00%, 9/1/36	A2	1,000,000	1,121,950
5.00%, 9/1/35	A2	1,000,000	1,125,560
5.00%, 9/1/34	A2	1,000,000	1,129,180
5.00%, 9/1/30	A2	1,000,000	1,145,670
Susquehanna, Area Regl. Arpt. Auth. Syst. Rev.
Bonds, 5.00%, 1/1/35	Baa3	800,000	884,696
			37,998,812

Tax-Free High Yield Fund 37

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Puerto Rico (0.5%)
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, NATL, zero %, 8/1/43	Baa2	$15,000,000	$4,007,850
			4,007,850
Rhode Island (0.4%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	3,000,000	3,135,630
			3,135,630
South Carolina (1.5%)
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A1	6,000,000	6,541,740
Ser. E, 5.25%, 12/1/55	A1	2,500,000	2,706,625
Ser. E, 5.00%, 12/1/48	A1	2,000,000	2,105,840
Ser. C, 5.00%, 12/1/46	A1	1,500,000	1,595,145
(Oblig.), Ser. B, 5.00%, 12/1/37	A1	500,000	544,710
			13,494,060
South Dakota (0.1%)
SD State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Sanford Oblig Group), 5.00%, 11/1/35	A1	755,000	840,700
			840,700
Texas (9.2%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds,
(Uplift Ed.), Ser. A, 5.00%, 12/1/36	BBB–	815,000	886,639
Clifton, Higher Ed. Fin. Corp. Rev. Bonds,
(Idea Pub. Schools)
5.00%, 8/15/32	BBB+	2,100,000	2,233,854
Ser. B, 5.00%, 8/15/27	BBB+	375,000	423,911
Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. B,
4.50%, 11/1/45	A+	2,265,000	2,323,845
Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. A, 5.25%, 11/1/30	A+	2,000,000	2,225,100
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds,
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BB+/F	1,000,000	1,068,600
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 1.54%, 12/1/24	A-1+	8,000,000	8,000,000
(Texas Med. Ctr.), Ser. B-1, 1.50%, 9/1/31	VMIG1	890,000	890,000
Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc. Term. Project),
6.50%, 7/15/30	BB	3,200,000	3,492,384
Ser. B-1, 5.00%, 7/15/35	BB	200,000	214,920
Ser. B-1, 5.00%, 7/15/30	BB	2,650,000	2,878,059
Houston, Higher Ed. Fin. Co. Rev. Bonds,
(Cosmos Foundation), Ser. A
5.00%, 2/15/42	BBB	2,250,000	2,341,553
5.00%, 2/15/32	BBB	2,250,000	2,359,778
La Vernia, Higher Ed. Fin. Corp. Rev. Bonds,
(Kipp, Inc.), Ser. A
6.375%, 8/15/44 (Prerefunded 8/15/19)	BBB	2,450,000	2,568,948
6.25%, 8/15/39 (Prerefunded 8/15/19)	BBB	2,375,000	2,487,266
Love Field, Arpt. Modernization Corp. Special Fac.
Rev. Bonds, (Southwest Airlines Co.), 5.25%, 11/1/40	A3	4,000,000	4,244,200

38 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Texas cont.
Matagorda Cnty., Poll. Control Rev. Bonds
(Central Pwr. & Light Co.), Ser. A, 6.30%, 11/1/29	A–	$2,400,000	$2,540,088
(Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	3,000,000	3,192,570
Montgomery Cnty., Toll Road Auth. Rev. Bonds
5.00%, 9/15/38	BBB–	1,830,000	1,993,163
5.00%, 9/15/34	BBB–	170,000	185,829
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(MRC Sr. Living-Langford (The)), Ser. A,
5.50%, 11/15/52	B–/P	250,000	253,630
(MRC Senior Living-Langford (The)),
5.50%, 11/15/46	B–/P	700,000	712,516
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	1,050,000	1,120,539
(MRC Senior Living-Langford (The)),
5.375%, 11/15/36	B–/P	500,000	508,145
(Collegiate Student Hsg. Island Campus, LLC),
Ser. A, 5.00%, 4/1/42	Baa3	3,500,000	3,820,915
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/39	Baa3	500,000	532,650
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 5.00%, 7/1/38	AA	500,000	549,355
(Longhorn Village), 5.00%, 1/1/37	BB–/P	1,500,000	1,591,905
(MRC Crestview), 5.00%, 11/15/36	BB+/F	350,000	366,905
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 5.00%, 7/1/32	AA	700,000	779,219
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 5.00%, 7/1/30	AA	400,000	448,520
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 4.00%, 7/1/43	AA	1,600,000	1,611,904
New Hope, Cultural Ed. Fac. Fin. Corp. Student
Hsg. Rev. Bonds, (TX A&M U.-Corpus Christi Island
Campus), Ser. A, 5.00%, 4/1/37	Baa3	1,700,000	1,866,430
North TX, Edl. Fin. Co. Rev. Bonds, (Uplift Edl.), Ser. A,
5.125%, 12/1/42	BBB–	2,500,000	2,630,575
Red River, Hlth. Retirement Fac. Dev.
Corp. Rev. Bonds
(Happy Harbor Methodist Home, Inc.), Ser. A,
7.75%, 11/15/44	B–/P	830,000	952,699
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. C, 6.25%, 5/9/53 (In default) †	D/P	162,000	227
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. B, 6.15%, 11/15/49 (In default) †	D/P	2,766,000	3,872
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. A, 6.05%, 11/15/46 (In default) †	D/P	1,833,000	1,283
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. D, 6.05%, 11/15/46 (In default) †	D/P	317,000	222
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. A, 5.45%, 11/15/38 (In default) †	D/P	4,122,000	2,885
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds
(Buckner Sr. Living Ventana), Ser. A,
6.75%, 11/15/47	B–/P	1,125,000	1,253,340
(Buckner Sr. Living Ventana), Ser. A,
6.625%, 11/15/37	B–/P	1,000,000	1,109,800

Tax-Free High Yield Fund 39

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Texas cont.
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds
(Air Force Village), 6.375%, 11/15/44
(Prerefunded 11/15/19)	AAA/P	$4,000,000	$4,238,880
(Buckner Retirement Svcs., Inc.), 5.00%, 11/15/37	A/F	1,620,000	1,782,810
TX Private Activity Surface Trans. Corp. Rev. Bonds
(LBJ Infrastructure), 7.00%, 6/30/40	Baa3	4,500,000	4,878,090
(NTE Mobility), 6.875%, 12/31/39	Baa2	3,350,000	3,558,069
TX State Private Activity Bond Surface Trans. Corp.
Rev. Bonds, (Blueridge Trans. Group, LLC
(SH 288 Toll Lane))
5.00%, 12/31/55	Baa3	1,500,000	1,612,290
5.00%, 12/31/50	Baa3	250,000	269,218
			83,007,600
Utah (0.7%)
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.),
Ser. C, 1.48%, 5/15/36	Aa1	6,315,000	6,315,000
			6,315,000
Virginia (4.1%)
Cherry Hill Cmnty., Dev. Auth. 144A Special Assmt.
Bonds, (Potomac Shores), 5.15%, 3/1/35	B/P	500,000	513,160
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB/F	350,000	389,270
Front Royal & Warren Cnty., Indl. Dev. Auth. Rev.
Bonds, (Valley Hlth. Oblig. Group), 4.00%, 1/1/50	A1	5,000,000	5,042,850
Gloucester Cnty., Indl. Dev. Auth. Solid Waste Disp.
Mandatory Put Bonds (5/1/19), (Waste Mgt. Svcs.),
Ser. A, 2.25%, 9/1/38	A–2	10,000,000	10,002,100
Lexington, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Kendal at Lexington), Ser. A, 5.00%, 1/1/42	BBB–/F	690,000	744,103
Lower Magnolia Green Cmnty., Dev. Auth. 144A
Special Assmt. Bonds, 5.00%, 3/1/35	B/P	835,000	851,850
Small Bus. Fin. Auth. Private Activity Rev. Bonds,
(Transform 66 P3), 5.00%, 12/31/56	Baa3	3,000,000	3,281,760
Stafford Cnty., Econ. Dev. Auth. Hosp. Fac.
Rev. Bonds, (Mary Washington Healthcare),
5.00%, 6/15/36	Baa1	1,000,000	1,096,600
Suffolk, Econ. Dev. Auth. Retirement Fac. Rev.
Bonds, (United Church Homes & Svcs. Oblig. Group),
5.00%, 9/1/31	BB/P	1,500,000	1,613,925
VA State Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO, LLC),
6.00%, 1/1/37	BBB	1,725,000	1,910,006
(95 Express Lanes, LLC), 5.00%, 1/1/40	BBB	4,500,000	4,755,375
VA State Small Bus. Fin. Auth. Solid Waste Disp. Fac.
144A, FRN Mandatory Put Bonds (7/1/38), (Covanta
Holding Corp.), 5.00%, 1/1/48	B	1,000,000	1,016,930
Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds, (Mountain States Hlth. Alliance), Ser. C,
7.75%, 7/1/38 (Prerefunded 1/1/19)	A–	5,100,000	5,233,926
			36,451,855

40 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Washington (3.3%)
Kalispel Tribe of Indians Priority Dist. Rev. Bonds,
Ser. A, 5.00%, 1/1/32	BB+/P	$1,000,000	$1,018,000
Port Seattle, Port Indl. Dev. Corp. Rev. Bonds,
(Delta Airlines, Inc.), 5.00%, 4/1/30	BBB–	5,700,000	6,195,102
Skagit Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds,
(Skagit Regl. Hlth. Impt.), 5.00%, 12/1/37	Baa2	2,000,000	2,138,940
WA State G.O. Bonds, Ser. D, 4.00%, 2/1/34	Aa1	5,000,000	5,208,900
WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7.00%, 7/1/39
(Prerefunded 7/1/19)	Baa1	3,000,000	3,145,770
(Overlake Hosp. Med. Ctr.), Ser. A, 4.00%, 7/1/37	A2	3,125,000	3,181,438
(Central WA Hlth. Svcs. Assn.), 4.00%, 7/1/36	Baa1	1,620,000	1,617,894
WA State Hsg. Fin. Comm. Rev. Bonds,
(Wesley Homes Lea Hill), 5.00%, 7/1/36	B/P	575,000	599,386
WA State Hsg. Fin. Comm. 144A Rev. Bonds
(Bayview Manor Homes), Ser. A, 5.00%, 7/1/46	BB+/P	2,025,000	2,098,528
(Presbyterian Retirement Cmnty. Northwest),
Ser. A, 5.00%, 1/1/46	BB+/F	4,000,000	4,256,800
			29,460,758
Wisconsin (2.1%)
Pub. Fin. Auth. Rev. Bonds, (Denver Intl. Arpt. Great
Hall), 5.00%, 9/30/37	BBB–	1,500,000	1,656,405
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds
(Sr. Oblig. Group), 5.25%, 7/1/28	BBB	800,000	862,304
(Trans. Infrastructure Properties), 5.00%, 7/1/42	BBB	3,500,000	3,698,240
Pub. Fin. Auth. Exempt Fac. Rev. Bonds,
(Celanese U.S. Holdings, LLC), Ser. C, 4.30%, 11/1/30	Baa3	700,000	726,117
Pub. Fin. Auth. Higher Ed. Fac. Rev. Bonds,
(Gannon U.)
5.00%, 5/1/47	BBB+	850,000	908,931
5.00%, 5/1/42	BBB+	500,000	536,570
Pub. Fin. Auth. Retirement Fac. Rev. Bonds,
(Southminster, Inc.), 5.00%, 10/1/43	BB/F	1,500,000	1,594,530
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7.625%, 9/15/39
(Prerefunded 9/15/19)	AAA/F	1,550,000	1,653,525
(St. Johns Cmntys. Inc.), Ser. A, 7.25%, 9/15/29
(Prerefunded 9/15/19)	AAA/F	1,000,000	1,062,640
(St. John’s Cmnty., Inc.), Ser. B, 5.00%, 9/15/45	BBB–/F	750,000	780,503
(Prohealth Care, Inc.), 5.00%, 8/15/39	A1	750,000	814,553
WI State Pub. Fin. Auth Sr. Living Rev. Bonds,
(Rose Villa, Inc.), Ser. A
6.00%, 11/15/49	BB–/P	1,000,000	1,085,240
5.75%, 11/15/44	BB–/P	500,000	537,250
5.50%, 11/15/34	BB–/P	1,685,000	1,791,408
WI State Pub. Fin. Auth. 144A Rev. Bonds,
(Church Home of Hartford, Inc.), Ser. A,
5.00%, 9/1/38	BB/F	1,500,000	1,553,175
			19,261,391
Total municipal bonds and notes (cost $842,310,912)			$879,182,361

Tax-Free High Yield Fund 41

PREFERRED STOCKS (0.7%)*	Shares	Value
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B, $5.75 cum. pfd.	6,000,000	$6,289,080
Total preferred stocks (cost $6,000,000)		$6,289,080

UNITIZED TRUST (0.1%)*	Shares	Value
CMS Liquidating Trust 144A † F	400	$905,204
Total unitized trust (cost $1,206,477)		$905,204

TOTAL INVESTMENTS
Total investments (cost $849,517,389)		$886,376,645

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2017 through July 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $899,231,389.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	23.2%
Education	11.7
Transportation	10.7

42 Tax-Free High Yield Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$879,155,713	$26,648
Preferred stocks	—	6,289,080	—
Unitized trust	—	—	905,204
Totals by level	$—	$885,444,793	$931,852

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 43

Statement of assets and liabilities 7/31/18

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $849,517,389)	$886,376,645
Cash	10,739,303
Interest and other receivables	9,075,764
Receivable for shares of the fund sold	481,297
Prepaid assets	57,325
Total assets	906,730,334

LIABILITIES
Payable for investments purchased	1,797,475
Payable for purchases of delayed delivery securities (Note 1)	2,490,024
Payable for shares of the fund repurchased	1,443,268
Payable for compensation of Manager (Note 2)	358,723
Payable for custodian fees (Note 2)	5,782
Payable for investor servicing fees (Note 2)	170,066
Payable for Trustee compensation and expenses (Note 2)	417,328
Payable for administrative services (Note 2)	1,714
Payable for distribution fees (Note 2)	193,407
Distributions payable to shareholders	484,932
Other accrued expenses	136,226
Total liabilities	7,498,945

Net assets	$899,231,389

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$879,316,896
Undistributed net investment income (Note 1)	6,803,525
Accumulated net realized loss on investments (Note 1)	(23,748,288)
Net unrealized appreciation of investments	36,859,256
Total — Representing net assets applicable to capital shares outstanding	$899,231,389

(Continued on next page)

44 Tax-Free High Yield Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($687,024,744 divided by 55,022,366 shares)	$12.49
Offering price per class A share (100/96.00 of $12.49)*	$13.01
Net asset value and offering price per class B share ($7,834,299 divided by 626,029 shares)**	$12.51
Net asset value and offering price per class C share ($58,811,263 divided by 4,698,460 shares)**	$12.52
Net asset value and redemption price per class M share ($7,204,027 divided by 576,871 shares)	$12.49
Offering price per class M share (100/96.75 of $12.49)†	$12.91
Net asset value, offering price and redemption price per class R6 share
($10,150 divided by 809 shares)	$12.54††
Net asset value, offering price and redemption price per class Y share
($138,346,906 divided by 11,032,810 shares)	$12.54

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

†† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 45

Statement of operations Year ended 7/31/18

INVESTMENT INCOME
Interest income	$41,456,204
Total investment income	41,456,204

EXPENSES
Compensation of Manager (Note 2)	4,330,239
Investor servicing fees (Note 2)	703,821
Custodian fees (Note 2)	13,707
Trustee compensation and expenses (Note 2)	36,448
Distribution fees (Note 2)	2,376,669
Administrative services (Note 2)	26,731
Other	338,980
Total expenses	7,826,595
Expense reduction (Note 2)	(95,395)
Net expenses	7,731,200

Net investment income	33,725,004

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	15,826,138
Total net realized gain	15,826,138
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(15,610,645)
Total change in net unrealized depreciation	(15,610,645)

Net gain on investments	215,493

Net increase in net assets resulting from operations	$33,940,497

The accompanying notes are an integral part of these financial statements.

46 Tax-Free High Yield Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 7/31/18	Year ended 7/31/17
Operations
Net investment income	$33,725,004	$37,864,600
Net realized gain on investments	15,826,138	16,842,254
Net unrealized depreciation of investments	(15,610,645)	(58,557,382)
Net increase (decrease) in net assets resulting
from operations	33,940,497	(3,850,528)
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(1,576,595)	(2,066,717)
Class B	(20,820)	(31,649)
Class C	(151,099)	(198,145)
Class M	(16,430)	(22,421)
Class Y	(309,456)	(332,592)
From tax-exempt net investment income
Class A	(25,661,050)	(28,506,399)
Class B	(276,990)	(361,999)
Class C	(1,888,036)	(2,193,830)
Class M	(253,396)	(288,760)
Class R6	(77)	—
Class Y	(5,255,687)	(5,784,534)
Decrease from capital share transactions (Note 4)	(57,613,852)	(91,366,889)
Total decrease in net assets	(59,082,991)	(135,004,463)

NET ASSETS
Beginning of year	958,314,380	1,093,318,843
End of year (including undistributed net investment
income of $6,803,525 and $6,301,664, respectively)	$899,231,389	$958,314,380

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 47

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	turnover (%)
Class A
July 31, 2018	$12.51	.49	(.02)	.47	(.49)	(.49)	$12.49	3.81	$687,025.82		3.71	39
July 31, 2017	13.01	.51	(.50)	.01	(.51)	(.51)	12.51	.15	715,286.83		3.85	32
July 31, 2016	12.39	.52	.62	1.14	(.52)	(.52)	13.01	9.37	822,429	.82[c]	4.02[c]	25
July 31, 2015	12.27	.55	.12	.67	(.55)	(.55)	12.39	5.48	765,887.80		4.28	17
July 31, 2014	11.85	.55	.42	.97	(.55)	(.55)	12.27	8.47	807,290.80		4.73	19
Class B
July 31, 2018	$12.54	.41	(.03)	.38	(.41)	(.41)	$12.51	3.08	$7,834	1.44	3.09	39
July 31, 2017	13.04	.43	(.50)	(.07)	(.43)	(.43)	12.54	(.47)	10,206	1.45	3.22	32
July 31, 2016	12.42	.44	.62	1.06	(.44)	(.44)	13.04	8.68	12,746	1.44[c]	3.40[c]	25
July 31, 2015	12.29	.47	.13	.60	(.47)	(.47)	12.42	4.91	11,828	1.42	3.66	17
July 31, 2014	11.87	.48	.42	.90	(.48)	(.48)	12.29	7.79	12,503	1.42	4.11	19
Class C
July 31, 2018	$12.54	.39	(.02)	.37	(.39)	(.39)	$12.52	3.00	$58,811	1.59	2.94	39
July 31, 2017	13.04	.41	(.50)	(.09)	(.41)	(.41)	12.54	(.62)	67,722	1.60	3.08	32
July 31, 2016	12.42	.42	.62	1.04	(.42)	(.42)	13.04	8.52	80,038	1.59[c]	3.25[c]	25
July 31, 2015	12.29	.45	.13	.58	(.45)	(.45)	12.42	4.75	66,342	1.57	3.51	17
July 31, 2014	11.88	.46	.41	.87	(.46)	(.46)	12.29	7.54	60,957	1.57	3.96	19
Class M
July 31, 2018	$12.51	.45	(.02)	.43	(.45)	(.45)	$12.49	3.53	$7,204	1.09	3.44	39
July 31, 2017	13.01	.47	(.50)	(.03)	(.47)	(.47)	12.51	(.12)	7,870	1.10	3.57	32
July 31, 2016	12.39	.48	.62	1.10	(.48)	(.48)	13.01	9.08	9,295	1.09[c]	3.75[c]	25
July 31, 2015	12.27	.51	.12	.63	(.51)	(.51)	12.39	5.20	8,549	1.07	4.00	17
July 31, 2014	11.85	.52	.42	.94	(.52)	(.52)	12.27	8.18	8,014	1.07	4.46	19
Class R6
July 31, 2018†	$12.46	.10	.08	.18	(.10)	(.10)	$12.54	1.41*	$10	.11*	.76*	39
Class Y
July 31, 2018	$12.56	.52	(.02)	.50	(.52)	(.52)	$12.54	4.03	$138,347.59		3.93	39
July 31, 2017	13.06	.53	(.50)	.03	(.53)	(.53)	12.56	.38	157,229.60		4.05	32
July 31, 2016	12.44	.54	.62	1.16	(.54)	(.54)	13.06	9.59	168,811	.59[c]	4.24[c]	25
July 31, 2015	12.31	.57	.13	.70	(.57)	(.57)	12.44	5.79	129,540.57		4.51	17
July 31, 2014	11.89	.58	.42	1.00	(.58)	(.58)	12.31	8.69	74,972.57		4.93	19

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to July 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

48 Tax-Free High Yield Fund	Tax-Free High Yield Fund 49

Notes to financial statements 7/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2017 through July 31, 2018.

Putnam Tax-Free High Yield Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are a combination of below-investment-grade and investment-grade securities, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R6 and class Y shares. The fund began offering class R6 shares on May 22, 2018. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

50 Tax-Free High Yield Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Tax-Free High Yield Fund 51

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2018, the fund had a capital loss carryover of $24,065,339 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$2,517,882	$6,804,140	$9,322,022	*
14,743,317	N/A	14,743,317	July 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from the expiration of a capital loss carryover, from dividends payable, from market discount, and from amortization and accretion. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,186,493 to increase undistributed net investment income, $33,971,636 to decrease paid-in capital and $31,785,143 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$44,699,301
Unrealized depreciation	(7,522,994)
Net unrealized appreciation	37,176,307
Undistributed tax-exempt income	5,654,216
Undistributed ordinary income	1,634,241
Capital loss carryforward	(24,065,339)
Cost for federal income tax purposes	$849,200,338

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

52 Tax-Free High Yield Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,
0.580%	of the next $5 billion,	0.410%	of the next $50 billion,
0.530%	of the next $10 billion,	0.400%	of the next $100 billion and
0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.473% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$537,013	Class R6	1
Class B	6,996	Class Y	103,928
Class C	50,160	Total	$703,821
Class M	5,723

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $95,395 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $649, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Tax-Free High Yield Fund 53

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$1,609,544
Class B	1.00%	0.85%	77,357
Class C	1.00%	1.00%	652,529
Class M	1.00%	0.50%	37,239
Total			$2,376,669

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $38,892 and $172 from the sale of class A and class M shares, respectively, and received $1,280 and $1,989 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$336,778,591	$388,477,894
U.S. government securities (Long-term)	—	—
Total	$336,778,591	$388,477,894

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and

54 Tax-Free High Yield Fund

policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	4,996,978	$62,638,681	5,263,027	$65,558,052
Shares issued in connection with
reinvestment of distributions	1,829,268	22,917,761	2,071,738	25,764,311
	6,826,246	85,556,442	7,334,765	91,322,363
Shares repurchased	(8,977,818)	(112,554,194)	(13,381,537)	(166,206,610)
Net decrease	(2,151,572)	$(26,997,752)	(6,046,772)	$(74,884,247)

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	22,941	$288,126	66,479	$850,260
Shares issued in connection with
reinvestment of distributions	20,077	252,153	26,485	329,938
	43,018	540,279	92,964	1,180,198
Shares repurchased	(231,040)	(2,900,955)	(256,681)	(3,193,879)
Net decrease	(188,022)	$(2,360,676)	(163,717)	$(2,013,681)

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	683,890	$8,592,366	830,956	$10,416,305
Shares issued in connection with
reinvestment of distributions	108,685	1,365,173	122,726	1,528,664
	792,575	9,957,539	953,682	11,944,969
Shares repurchased	(1,494,347)	(18,732,150)	(1,692,057)	(21,086,394)
Net decrease	(701,772)	$(8,774,611)	(738,375)	$(9,141,425)

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	27,167	$341,580	32,130	$397,848
Shares issued in connection with
reinvestment of distributions	19,445	243,627	23,054	286,724
	46,612	585,207	55,184	684,572
Shares repurchased	(98,755)	(1,240,288)	(140,579)	(1,740,201)
Net decrease	(52,143)	$(655,081)	(85,395)	$(1,055,629)

Tax-Free High Yield Fund 55

	FOR THE PERIOD 5/22/18 (COMMENCEMENT OF
	OPERATIONS) TO 7/31/18
Class R6	Shares	Amount
Shares sold	805	$10,032
Shares issued in connection with reinvestment of distributions	6	77
	811	10,109
Shares repurchased	(2)	(23)
Net increase	809	$10,086

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	4,020,132	$50,545,451	7,784,872	$97,379,977
Shares issued in connection with
reinvestment of distributions	319,626	4,022,172	348,279	4,353,668
	4,339,758	54,567,623	8,133,151	101,733,645
Shares repurchased	(5,823,521)	(73,403,441)	(8,542,114)	(106,005,552)
Net decrease	(1,483,763)	$(18,835,818)	(408,963)	$(4,271,907)

At the close of the reporting period, Putnam Investments, LLC owned 809 class R6 shares of the fund (100% of class R6 shares outstanding), valued at $10,150.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

56 Tax-Free High Yield Fund

Federal tax information (Unaudited)

The fund has designated 94.15% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

Tax-Free High Yield Fund 57

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

58 Tax-Free High Yield Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2018, there were 101 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Tax-Free High Yield Fund 59

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

60 Tax-Free High Yield Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered Public	Vice President and
Accounting Firm	Chief Legal Officer	Denere P. Poulack
PriceWaterhouseCoopers LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN042 312423 9/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2018	$84,748	$ —	$15,116	$1,261
July 31, 2017	$84,153	$ —	$13,866	$ —

For the fiscal years ended July 31, 2018 and July 31, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $540,778 and $396,396 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2018	$ —	$524,401	$ —	$ —
July 31, 2017	$ —	$382,530	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 27, 2018